                                                                      EXHIBIT 99



TERM SHEETS

      CMBS NEW ISSUE TERM SHEET

      $1,154,555,000 (APPROXIMATE)

      FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE
      TRUST

      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

      SERIES 2001-C1

      OFFERED CLASSES A-1, A-2, B, C, D, E AND F

      CERTIFICATES

      FIRST UNION NATIONAL BANK AND BANK OF AMERICA, N.A.

      MORTGAGE LOAN SELLERS

      FIRST UNION NATIONAL BANK

      MASTER SERVICER

      FIRST UNION NATIONAL BANK

      SPECIAL SERVICER

      MARCH 2001

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND SALOMON SMITH BARNEY INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

 BANC OF AMERICA SECURITIES LLC, MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF BANK
                            OF AMERICA CORPORATION.
 FIRST UNION SECURITIES, INC., MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF FIRST
                              UNION NATIONAL BANK.
SALOMON SMITH BARNEY INC., MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF CITIGROUP.

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

           RATINGS                            APPROX.   APPROX.                                                  ASSUMED
       ----------------             APPROX.      % OF    CREDIT         AVERAGE         PRINCIPAL                  FINAL
CLASS   FITCH    MOODYS                SIZE     TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)
------------------------------------------------------------------------------------------------------------------------
A-1      AAA       Aaa    $  167,224,000       12.78%    22.00%            5.75           1-103       October 15, 2009
------------------------------------------------------------------------------------------------------------------------
A-2      AAA       Aaa    $  853,233,000       65.22%    22.00%            9.46         103-117      December 15, 2010
------------------------------------------------------------------------------------------------------------------------
B         AA       Aa2    $   52,331,000        4.00%    18.00%            9.71         117-117      December 15, 2010
------------------------------------------------------------------------------------------------------------------------
C         A+        A1    $   26,166,000        2.00%    16.00%            9.71         117-117      December 15, 2010
------------------------------------------------------------------------------------------------------------------------
D          A        A2    $   26,165,000        2.00%    14.00%            9.76         117-118       January 15, 2011
------------------------------------------------------------------------------------------------------------------------
E         A-        A3    $   16,354,000        1.25%    12.75%            9.79         118-118       January 15, 2011
------------------------------------------------------------------------------------------------------------------------
F       BBB+      Baa1    $   13,082,000        1.00%    11.75%            9.79         118-118       January 15, 2011
------------------------------------------------------------------------------------------------------------------------


CLASS      COUPON
-----  ----------
A-1         Fixed
----------------------------
A-2         Fixed
---------------------------------------
B           Fixed
--------------------------------------------------
C           Fixed
-------------------------------------------------------------
D           Fixed
------------------------------------------------------------------------
E           Fixed
-----------------------------------------------------------------------------------
F           Fixed
-----

--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES

              RATINGS                           APPROX.   APPROX.                                                  ASSUMED
          ---------------             APPROX.      % OF    CREDIT         AVERAGE         PRINCIPAL                  FINAL
CLASS     FITCH   MOODY'S                SIZE     TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)
--------------------------------------------------------------------------------------------------------------------------
G          (Not Offered)    $   26,166,000        2.00%     9.75%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
H          (Not Offered)    $   16,354,000        1.25%     8.50%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
J          (Not Offered)    $   19,624,000        1.50%     7.00%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
K          (Not Offered)    $   16,353,000        1.25%     5.75%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
L          (Not Offered)    $   13,083,000        1.00%     4.75%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
M          (Not Offered)    $    6,541,000        0.50%     4.25%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
N          (Not Offered)    $    9,812,000        0.75%     3.50%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
O          (Not Offered)    $   13,083,000        1.00%     2.50%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
P          (Not Offered)    $    6,542,000        0.50%     2.00%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
Q          (Not Offered)    $   26,165,728        2.00%     0.00%    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
IO-I       (Not Offered)               TBD          N/A       N/A    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
IO-II      (Not Offered)               TBD          N/A       N/A    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------
IO-III     (Not Offered)               TBD          N/A       N/A    (Not Offered)   (Not Offered)          (Not Offered)
--------------------------------------------------------------------------------------------------------------------------


CLASS         COUPON
--------  ----------
G              Fixed
----------------------------------------------------------------------------------------------
H              Fixed(2)
---------------------------------------------------------------------------------------------------------
J              Fixed
--------------------------------------------------------------------------------------------------------------------
K              Fixed
--------------------------------------------------------------------------------------------------------------------------
L              Fixed
--------------------------------------------------------------------------------------------------------------------------
M              Fixed
--------------------------------------------------------------------------------------------------------------------------
N              Fixed
--------------------------------------------------------------------------------------------------------------------------
O              Fixed
--------------------------------------------------------------------------------------------------------------------------
P              Fixed
--------------------------------------------------------------------------------------------------------------------------
Q              Fixed
--------------------------------------------------------------------------------------------------------------------------
IO-I          WAC-IO
--------------------------------------------------------------------------------------------------------------------------
IO-II         WAC-IO
--------------------------------------------------------------------------------------------------------------------------
IO-III        WAC-IO
--------

(1) As of the Cut-Off Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their anticipated repayment dates).
(2) Capped at the Weighted Average Net Mortgage Rate.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

             BALANCE
            PERCENTAGE
              AS OF
             CLOSING
CLASS          DATE           TYPE
------------------------------------
A-1           12.78%        Offered
------------------------------------
A-2           65.22%        Offered
------------------------------------
B              4.00%        Offered
------------------------------------
C              2.00%        Offered
------------------------------------
D              2.00%        Offered
------------------------------------
E              1.25%        Offered
------------------------------------
F              1.00%        Offered
------------------------------------

------------------------------------
NON-OFFERED CERTIFICATES

            APPROX.
             % OF
CLASS        TOTAL          TYPE
------------------------------------
G            2.00%     (Not Offered)
------------------------------------
H            1.25%     (Not Offered)
------------------------------------
J            1.50%     (Not Offered)
------------------------------------
K            1.25%     (Not Offered)
------------------------------------
L            1.00%     (Not Offered)
------------------------------------
M            0.50%     (Not Offered)
------------------------------------
N            0.75%     (Not Offered)
------------------------------------
O            1.00%     (Not Offered)
------------------------------------
P            0.50%     (Not Offered)
------------------------------------
Q            2.00%     (Not Offered)
------------------------------------
IO-I           N/A     (Not Offered)
------------------------------------
IO-II          N/A     (Not Offered)
------------------------------------
IO-III         N/A     (Not Offered)
------------------------------------

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS

       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED MARCH 12, 2001.

--------------------------------------------------------------------------------

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, B, C, D, E and F
                       Certificates (the "Offered Certificates") are offered publicly. All other Certificates privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-Off Date, March 1, 2001. All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 182 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,308,278,729 (the "Initial Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 188 properties (the
                       "Mortgaged Properties") located throughout 32 states.

DEPOSITOR              First Union Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS  First Union National Bank and Bank of America, N.A.

UNDERWRITERS           Banc of America Securities LLC, First Union Securities,
                       Inc. and Salomon Smith Barney Inc.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        First Union National Bank.

SPECIAL SERVICER       First Union National Bank.

RATING AGENCIES        Moody's Investors Service, Inc. and Fitch, Inc.

DENOMINATIONS          $10,000 minimum for Class A Certificates; and
                       $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE        On or about March 30, 2001.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      Generally, the 15th day of each month, commencing with
                       respect to the Offered Certificates in April 2001.

INTEREST DISTRIBUTIONS Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1, A-2, IO-I, IO-II and IO-III ranking pari passu in entitlement to interest.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS
                     Principal will be distributed on each Distribution Date to the most Senior Class (i.e. the Class with the earliest alphabetical/numerical Class designation) of Sequential Pay Certificates outstanding, until such class is retired. If, due to losses, the Certificate Balances of the Class B through Q Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made pro rata.

LOSSES To be applied first to Class Q, then to the next most subordinate class of Sequential Pay Certificates, etc.

YIELD MAINTENANCE
CHARGES The manner in which any yield maintenance charges received during a particular Collection Period will be allocated to the Offered Certificates, the Class G Certificates, the Class H Certificates, the Class IO-I Certificates and the Class IO-III Certificates is described in the "Description of the Certificates - Distributions - Distributions of Yield Maintenance Charges" in the preliminary prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS Upon the earlier that (1) the Mortgage Loan is 60 days delinquent in respect of Periodic Payments, (2) an REO Property is acquired on behalf of the Trust Fund in respect of any Mortgage Loan, (3) the Special Servicer modifies a Mortgage Loan to reduce a Periodic Payment (other than a Balloon Payment), (4) the Mortgaged Property is placed into receivership, (5) the Borrower becomes subject to bankruptcy proceedings or (6) a Balloon Payment has not been paid on its scheduled maturity, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the property.

OPTIONAL CALL        1.0% clean-up call, at the option of the Master Servicer,
                     the Special Servicer or the Majority Subordinate
                     Certificateholder.

CONTROLLING CLASS    The Class of Sequential Pay Certificates, (a) which bears
                     the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Certificates (other than the Residual
                     Certificates or the Class IO-I, Class IO-II or Class IO-III
                     Certificates) bearing the latest alphabetical Class designation.

ERISA                The Offered Certificates will be ERISA eligible.

SMMEA The Class A and B Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC REPORTING Information will be provided for modeling on Bloomberg,
                     Trepp, Conquest and Intex. Loan-level detail will be available through the Trustee's website.

CONTACT              Banc of America Securities LLC      First Union Securities,
                                                                            Inc.
                     Bill Hale - Geordie Walker       William Green - William J.
                                                                          Cohane
                     (704) 388-1597 - (704) 388-9677 (Fax)      (704) 374-6161 -
                                                            (704) 383-7639 (Fax)

                                      Salomon Smith Barney Inc.
                                    Paul Vanderslice - Jeff Lewis
                                (212) 723-6156 - (212) 723-8599 (Fax)

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*
-------------------------------------------------------------
GENERAL CHARACTERISTICS

------------------------------------------------------------------
Initial Pool Balance                                $1,308,278,729
------------------------------------------------------------------
Number of Mortgage Loans                                       182
------------------------------------------------------------------
Number of Balloon Mortgage Loans                               169
------------------------------------------------------------------
Number of Mortgage Loans with ARDs                              13
------------------------------------------------------------------
Number of Mortgaged Properties                                 188
------------------------------------------------------------------
Average Cut-off Date Balance                        $    7,188,345
------------------------------------------------------------------
Weighted Average Mortgage Rate                               7.990%
------------------------------------------------------------------
Weighted Average Remaining Term to Maturity or ARD        114 mos.
------------------------------------------------------------------
Weighted Average Underwritten DSCR                            1.42x
------------------------------------------------------------------
Weighted Average Cut-off Date LTV Ratio                       67.5%
------------------------------------------------------------------

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

STATES                                                                                       % OF
------                                                        NUMBER OF      AGGREGATE      INITIAL
                                                              MORTGAGED     CUT-OFF DATE     POOL
                                                              PROPERTIES      BALANCE       BALANCE
                                                              ----------   --------------   -------
Alabama.....................................................       1        $  1,626,157      0.1%
Florida.....................................................      20        $114,627,950      8.8%
California..................................................      35        $298,597,880     22.8%
North Carolina..............................................      11        $110,938,959      8.5%
Georgia.....................................................       7        $ 43,047,530      3.3%
Louisiana...................................................       5        $ 25,099,845      1.9%
Texas.......................................................       9        $ 85,248,953      6.5%
Virginia....................................................      13        $127,898,818      9.8%
Nevada......................................................       7        $ 50,498,218      3.9%
New York....................................................       6        $ 29,303,745      2.2%
New Hampshire...............................................       1        $  8,473,862      0.6%
Minnesota...................................................       1        $ 4,8769,342      0.4%
Iowa........................................................       2        $  5,536,321      0.4%
Illinois....................................................       7        $ 42,473,815      3.2%
Kentucky....................................................       2        $ 29,524,614      2.3%
Missouri....................................................       3        $ 17,210,281      1.3%
Montana.....................................................       1        $    877,904      0.1%
Idaho.......................................................       2        $  5,994,086      0.5%
New Mexico..................................................       1        $  2,919,580      0.2%
Arizona.....................................................       6        $ 37,255,514      2.8%
Maryland....................................................       5        $ 30,258,382      2.3%
Connecticut.................................................       2        $  8,783,048      0.7%
Pennsylvania................................................       3        $ 35,245,556      2.7%
Oklahoma....................................................       2        $  9,170,936      0.7%
Washington..................................................       3        $ 23,100,869      1.8%
South Carolina..............................................       6        $ 13,732,698      1.0%
Tennessee...................................................       4        $ 18,445,817      1.4%
Michigan....................................................       6        $ 26,368,303      2.0%
Delaware....................................................       1        $ 11,693,322      0.9%
Ohio........................................................       2        $  5,617,243      0.4%
New Jersey..................................................      13        $ 75,466,251      5.8%
Hawaii......................................................       1        $  8,362,990      0.6%

-------------------------------------------------------------
LOAN BALANCE PER UNIT / SF / ROOM / BED / PAD

------------------------------------------------------------------------
MULTIFAMILY Balance Per Unit                                  $35,729.76
------------------------------------------------------------------------
OFFICE Balance Per Square Foot                                $   117.59
------------------------------------------------------------------------
RETAIL Balance Per Square Foot                                $    75.46
------------------------------------------------------------------------
HOTEL Balance Per Room                                        $45,709.13
------------------------------------------------------------------------
INDUSTRIAL Balance Per Square Foot                            $    30.33
------------------------------------------------------------------------
RESIDENTIAL HEALTHCARE Balance Per Bed                        $84,135.76
------------------------------------------------------------------------
MIXED USE Balance Per Square Foot                             $    38.92
------------------------------------------------------------------------
MOBILE HOME PARK Balance Per Pad                              $12,910.35
------------------------------------------------------------------------

MORTGAGE POOL BY PROPERTY TYPE    [PIE CHART]

Multifamily..................................  30.4%
Retail -- Anchored...........................  16.4%
Hospitality..................................   8.6%
Retail -- Unanchored.........................   3.5%
Industrial...................................   4.7%
Office.......................................  29.3%
Healthcare...................................   0.8%
Mixed Use....................................   0.5%
Retail -- Shadow Anchored....................   5.7%
Mobile Home Park.............................   0.1%

* For purposes of calculating the LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the
  Preliminary Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculations. Maturity Date or ARD LTV Ratio means the Maturity Date or ARD Balance divided by the Appraisal Value. The sum of aggregate percentage calculations may not equal 100% due to rounding. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY LOCATION

                                                      NUMBER OF           AGGREGATE                % OF        WEIGHTED
                                                       MORTGAGE        CUT-OFF DATE        INITIAL POOL         AVERAGE
STATES/COUNTY                                        PROPERTIES             BALANCE             BALANCE            DSCR
-----------------------------------------------------------------------------------------------------------------------
CA                                                  35               $  298,597,880             22.8%            1.39x
-----------------------------------------------------------------------------------------------------------------------
 Alameda County                                               3          60,144,283              4.6            1.34x
-----------------------------------------------------------------------------------------------------------------------
 Santa Clara County                                           6          54,501,790              4.2            1.57x
-----------------------------------------------------------------------------------------------------------------------
 San Francisco County                                         1          45,905,483              3.5            1.27x
-----------------------------------------------------------------------------------------------------------------------
 Los Angeles County                                           9          36,823,136              2.8            1.72x
-----------------------------------------------------------------------------------------------------------------------
 San Diego County                                             3          31,991,180              2.4            1.22x
-----------------------------------------------------------------------------------------------------------------------
 Sacramento County                                            2          19,697,617              1.5            1.29x
-----------------------------------------------------------------------------------------------------------------------
 Orange County                                                2          18,667,391              1.4            1.27x
-----------------------------------------------------------------------------------------------------------------------
 Riverside County                                             3          13,997,045              1.1            1.26x
-----------------------------------------------------------------------------------------------------------------------
 Fresno County                                                3           8,211,481              0.6            1.37x
-----------------------------------------------------------------------------------------------------------------------
 Contra Costa County                                          1           6,134,470              0.5            1.22x
-----------------------------------------------------------------------------------------------------------------------
 Other Counties                                               2           2,524,005              0.2            1.40x
-----------------------------------------------------------------------------------------------------------------------
VA                                                  13                  127,898,818              9.8            1.59x
-----------------------------------------------------------------------------------------------------------------------
FL                                                  20                  114,627,950              8.8            1.48x
-----------------------------------------------------------------------------------------------------------------------
NC                                                  11                  110,938,959              8.5            1.54x
-----------------------------------------------------------------------------------------------------------------------
TX                                                  9                    85,248,953              6.5            1.37x
-----------------------------------------------------------------------------------------------------------------------
NJ                                                  13                   75,466,251              5.8            1.34x
-----------------------------------------------------------------------------------------------------------------------
NV                                                  7                    50,498,218              3.9            1.24x
-----------------------------------------------------------------------------------------------------------------------
GA                                                  7                    43,047,530              3.3            1.37x
-----------------------------------------------------------------------------------------------------------------------
IL                                                  7                    42,473,815              3.2            1.44x
-----------------------------------------------------------------------------------------------------------------------
AZ                                                  6                    37,255,514              2.8            1.31x
-----------------------------------------------------------------------------------------------------------------------
Others                                              60                  322,224,839             24.6            1.40x
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                              188              $1,308,278,729            100.0%            1.42X

                                                       WEIGHTED      WEIGHTED
                                                        AVERAGE       AVERAGE
                                                   CUT-OFF DATE      MORTGAGE
STATES/COUNTY                                         LTV RATIO          RATE
----------------------------------------------
CA                                                   64.7%            7.974%
----------------------------------------------
 Alameda County                                      70.6%            7.750%
--------------------------------------------------------------------------------------
 Santa Clara County                                  52.6%            7.808%
------------------------------------------------------------------------------------------------
 San Francisco County                                72.9%            7.920%
----------------------------------------------------------------------------------------------------------
 Los Angeles County                                  57.8%            8.109%
--------------------------------------------------------------------------------------------------------------------
 San Diego County                                    64.7%            8.058%
-----------------------------------------------------------------------------------------------------------------------
 Sacramento County                                   61.0%            8.001%
-----------------------------------------------------------------------------------------------------------------------
 Orange County                                       71.6%            8.584%
-----------------------------------------------------------------------------------------------------------------------
 Riverside County                                    74.1%            8.101%
-----------------------------------------------------------------------------------------------------------------------
 Fresno County                                       64.9%            8.011%
-----------------------------------------------------------------------------------------------------------------------
 Contra Costa County                                 67.4%            8.340%
-----------------------------------------------------------------------------------------------------------------------
 Other Counties                                      60.9%            8.452%
-----------------------------------------------------------------------------------------------------------------------
VA                                                   65.7%            7.773%
-----------------------------------------------------------------------------------------------------------------------
FL                                                   68.6%            7.843%
-----------------------------------------------------------------------------------------------------------------------
NC                                                   68.5%            7.740%
-----------------------------------------------------------------------------------------------------------------------
TX                                                   68.9%            7.947%
-----------------------------------------------------------------------------------------------------------------------
NJ                                                   66.4%            8.222%
-----------------------------------------------------------------------------------------------------------------------
NV                                                   69.0%            8.123%
-----------------------------------------------------------------------------------------------------------------------
GA                                                   72.1%            8.073%
-----------------------------------------------------------------------------------------------------------------------
IL                                                   68.8%            8.521%
-----------------------------------------------------------------------------------------------------------------------
AZ                                                   68.4%            8.094%
-----------------------------------------------------------------------------------------------------------------------
Others                                               68.8%            8.073%
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               67.5%            7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PROPERTY TYPES

                                                                                                                   WEIGHTED
                                      NUMBER OF         AGGREGATE            % OF    WEIGHTED                       AVERAGE
                                       MORTGAGE      CUT-OFF DATE         INITIAL     AVERAGE      MIN/MAX     CUT-OFF DATE
PROPERTY TYPE                        PROPERTIES           BALANCE    POOL BALANCE        DSCR         DSCR        LTV RATIO
---------------------------------------------------------------------------------------------------------------------------
Multifamily                              59        $  398,243,906        30.4%         1.40x     1.20/2.13x       70.4%
---------------------------------------------------------------------------------------------------------------------------
Office                                   35           383,067,449        29.3          1.37x     1.20/1.76x       66.0%
---------------------------------------------------------------------------------------------------------------------------
Retail                                   66           335,622,032        25.7          1.33x     1.20/1.80x       69.9%
---------------------------------------------------------------------------------------------------------------------------
 Anchored                                  34         214,884,049        16.4          1.34x     1.20/1.80x       70.4%
---------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored                           16          74,503,570         5.7          1.30x     1.25/1.42x       70.2%
---------------------------------------------------------------------------------------------------------------------------
 Unanchored                                16          46,234,413         3.5          1.36x     1.25/1.63x       66.5%
---------------------------------------------------------------------------------------------------------------------------
Hospitality                              15           112,581,589         8.6          1.97x     1.41/2.32x       52.8%
---------------------------------------------------------------------------------------------------------------------------
Industrial                                9            61,304,679         4.7          1.38x     1.22/1.55x       71.5%
---------------------------------------------------------------------------------------------------------------------------
Residential Health Care                   1            10,096,291         0.8          1.41x     1.41/1.41x       74.0%
---------------------------------------------------------------------------------------------------------------------------
Mixed Use                                 2             6,484,879         0.5          1.35x     1.34/1.35x       61.8%
---------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                          1               877,904         0.1          1.30x     1.30/1.30x       79.8%
---------------------------------------------------------------------------------------------------------------------------
                                        188        $1,308,278,729       100.0%         1.42x     1.20/2.32x       67.5%

                                                      WEIGHTED
                                           MIN/MAX     AVERAGE
                                      CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                            LTV RATIO        RATE
-----------------------------------
Multifamily                            41.0/81.2%      7.898%
-----------------------------------------------------------------------
Office                                 39.9/79.5%      8.013%
---------------------------------------------------------------------------------
Retail                                 29.7/81.1%      7.965%
-------------------------------------------------------------------------------------------
 Anchored                              47.3/81.1%      7.815%
-----------------------------------------------------------------------------------------------------
 Shadow Anchored                       55.3/75.5%      8.243%
---------------------------------------------------------------------------------------------------------------
 Unanchored                            29.7/73.3%      8.212%
-------------------------------------------------------------------------------------------------------------------------
Hospitality                            47.4/61.8%      8.248%
---------------------------------------------------------------------------------------------------------------------------
Industrial                             54.6/79.2%      7.923%
---------------------------------------------------------------------------------------------------------------------------
Residential Health Care                74.0/74.0%      8.890%
---------------------------------------------------------------------------------------------------------------------------
Mixed Use                              59.9/62.3%      8.250%
---------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                       79.8/79.8%      8.625%
---------------------------------------------------------------------------------------------------------------------------
                                       29.7/81.2%      7.990%

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE

                                                                                                             WEIGHTED    WEIGHTED
                                             NUMBER OF         AGGREGATE            % OF    WEIGHTED          AVERAGE     AVERAGE
                                              MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE     CUT-OFF DATE    MORTGAGE
CUT-OFF BALANCE                                  LOANS           BALANCE         BALANCE        DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$417,631 - $999,999                              10       $    7,710,157         0.6%         1.32x         64.5%         8.551%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                          24           38,611,113         3.0          1.32x         69.4%         8.264%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                          34           84,424,849         6.5          1.33x         68.4%         8.203%
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                          15           52,291,705         4.0          1.34x         70.7%         7.964%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                          14           62,605,113         4.8          1.30x         71.6%         8.192%
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                          27          168,806,359        12.9          1.40x         68.3%         8.093%
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                          20          172,331,834        13.2          1.39x         68.5%         7.989%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                        18          216,536,643        16.6          1.37x         69.2%         7.996%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                         7          121,009,931         9.2          1.44x         67.5%         7.806%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                        10          247,787,652        18.9          1.65x         61.4%         7.865%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $49,844,016                         3          136,163,372        10.4          1.32x         69.3%         7.923%
---------------------------------------------------------------------------------------------------------------------------------
                                                182       $1,308,278,729       100.0%         1.42x         67.5%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE AVERAGE CUT-OFF DATE BALANCE IS $7,188,345.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                     LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                                      13    $  157,834,083         12.1%        1.71x         63.0%         7.321%
---------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                                       9        46,506,986          3.6         1.39x         70.4%         7.635%
---------------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                      44       416,684,337         31.8         1.38x         67.8%         7.879%
---------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.499%                                      94       600,947,266         45.9         1.37x         68.6%         8.148%
---------------------------------------------------------------------------------------------------------------------------------
8.500% - 8.999%                                      15        55,558,250          4.2         1.31x         69.4%         8.743%
---------------------------------------------------------------------------------------------------------------------------------
9.000% - 9.210%                                       7        30,747,808          2.4         1.64x         57.3%         9.024%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.990%.

--------------------------------------------------------------------------------
DEBT SERVICE COVERAGE RATIO

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO                       LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                     40       $  282,833,772         21.6%        1.22x         75.3%         8.031%
---------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                     54          303,042,279         23.2         1.26x         72.2%         8.162%
---------------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                     27          196,980,800         15.1         1.32x         68.9%         7.948%
---------------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                     12           96,854,813          7.4         1.36x         68.5%         7.900%
---------------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                                     20          135,460,817         10.4         1.44x         62.1%         8.127%
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                                      3           25,751,011          2.0         1.55x         67.3%         8.222%
---------------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                      8           35,588,844          2.7         1.65x         58.9%         8.077%
---------------------------------------------------------------------------------------------------------------------------------
1.70x - 1.79x                                      6           88,334,106          6.8         1.74x         53.4%         7.692%
---------------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                                      5           39,328,441          3.0         1.85x         64.1%         7.406%
---------------------------------------------------------------------------------------------------------------------------------
1.90x - 1.99x                                      4           40,226,551          3.1         1.92x         61.2%         7.575%
---------------------------------------------------------------------------------------------------------------------------------
2.00x - 2.32x                                      3           63,877,295          4.9         2.28x         46.5%         7.859%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        182       $1,308,278,729        100.0%        1.42X         67.5%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.42X.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                     LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
29.69 - 29.9%                                         1    $      855,040          0.1%        1.63x         29.7%         8.130%
---------------------------------------------------------------------------------------------------------------------------------
30.0% - 49.9%                                         6        93,998,438          7.2         2.10x         44.8%         7.870%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                        22       155,843,193         11.9         1.57x         56.8%         7.993%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                        27       250,562,030         19.2         1.48x         62.9%         7.953%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                        35       199,106,272         15.2         1.38x         67.3%         7.938%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                        51       331,053,824         25.3         1.29x         73.1%         8.073%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                                        36       224,822,239         17.2         1.25x         78.3%         8.007%
---------------------------------------------------------------------------------------------------------------------------------
80.0% - 81.24%                                        4        52,037,693          4.0         1.23x         80.6%         7.977%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 67.5%.

--------------------------------------------------------------------------------
MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                             NUMBER OF         AGGREGATE            % OF    WEIGHTED    MATURITY DATE     AVERAGE
                                              MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE           OR ARD    MORTGAGE
MATURITY DATE OR ARD LTV RATIO                   LOANS           BALANCE         BALANCE        DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
14.93% - 24.9%                                       1    $      855,040          0.1%        1.63x          14.9%         8.130%
---------------------------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                                       21       195,890,978         15.0         1.82x          43.3%         8.035%
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                       34       255,580,625         19.5         1.43x          55.4%         8.011%
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                       43       297,553,925         22.7         1.40x          62.6%         7.874%
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                       45       271,410,114         20.7         1.33x          66.9%         7.991%
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                       35       263,468,866         20.1         1.25x          72.1%         8.035%
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 78.70%                                       3        23,519,179          1.8         1.25x          77.3%         8.327%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                          182    $1,308,278,729        100.0%        1.42X          61.3%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein (except with respect to Weighted Average Maturity Rate or ARD LTV Ratios), 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 61.3%

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY OR ARD                  LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
84 - 99                                               1    $    2,874,152          0.2%        1.21x         69.6%         8.190%
---------------------------------------------------------------------------------------------------------------------------------
100 - 119                                             2        25,478,967          1.9         1.30x         67.8%         7.427%
---------------------------------------------------------------------------------------------------------------------------------
120                                                 179     1,279,925,609         97.8         1.42x         67.5%         8.001%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 120 MONTHS.

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM                        LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Interest Only                                         9    $   91,750,000          7.0%        1.90x         60.9%         7.337%
---------------------------------------------------------------------------------------------------------------------------------
180                                                   1           855,040          0.1         1.63x         29.7%         8.130%
---------------------------------------------------------------------------------------------------------------------------------
240                                                   1         2,966,099          0.2         1.30x         65.9%         8.420%
---------------------------------------------------------------------------------------------------------------------------------
241 - 299                                            12        66,889,674          5.1         1.26x         70.8%         8.286%
---------------------------------------------------------------------------------------------------------------------------------
300                                                  37       242,254,328         18.5         1.65x         59.2%         8.172%
---------------------------------------------------------------------------------------------------------------------------------
301 - 359                                             1        24,550,092          1.9         1.30x         68.2%         7.375%
---------------------------------------------------------------------------------------------------------------------------------
360                                                 121       879,013,496         67.2         1.32x         70.2%         8.001%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 320 MONTHS.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
REMAINING TERM TO MATURITY OR ARD

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         CUT-OFF     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE            DATE    MORTGAGE
REMAINING TERM TO MATURITY OR ARD                 LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
66 - 79 months                                        1    $    2,874,152          0.2%        1.21x         69.6%         8.190%
---------------------------------------------------------------------------------------------------------------------------------
80 - 99 months                                        5        23,537,691          1.8         1.30x         67.2%         7.609%
---------------------------------------------------------------------------------------------------------------------------------
100 - 109 months                                     16       104,310,768          8.0         1.40x         67.3%         8.037%
---------------------------------------------------------------------------------------------------------------------------------
110 - 119 months                                    159     1,175,156,117         89.8         1.43x         67.5%         7.994%
---------------------------------------------------------------------------------------------------------------------------------
120 months                                            1         2,400,000          0.2         1.38x         68.6%         7.750%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 114 MONTHS.

--------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         CUT-OFF     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE            DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERMS               LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Interest Only                                         9    $   91,750,000          7.0%        1.90x         60.9%         7.337%
---------------------------------------------------------------------------------------------------------------------------------
174 - 274 months                                      4        14,869,255          1.1         1.26x         69.8%         7.590%
---------------------------------------------------------------------------------------------------------------------------------
275 - 299 months                                     47       298,095,885         22.8         1.58x         61.2%         8.229%
---------------------------------------------------------------------------------------------------------------------------------
325 - 349 months                                     12        81,016,299          6.2         1.41x         67.1%         7.765%
---------------------------------------------------------------------------------------------------------------------------------
350 - 360 months                                    110       822,547,289         62.9         1.32x         70.5%         8.006%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 339 MONTHS.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
SEASONING

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
SEASONING                                         LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0 - 12                                              164    $1,192,765,351         91.2%       1.42x          67.6%         7.999%
---------------------------------------------------------------------------------------------------------------------------------
13 - 24                                              16       104,465,261          8.0        1.42x          65.7%         7.957%
---------------------------------------------------------------------------------------------------------------------------------
25 - 31                                               2        11,048,117          0.8        1.21x          73.9%         7.325%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%       1.42X          67.5%         7.990%

- THE WEIGHTED AVERAGE SEASONING IS 6 MONTHS.

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                             LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open                       12    $   74,988,612          5.7%       1.25x          72.0%         8.292%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Yield Maintenance/Open             1         8,961,127          0.7        1.43x          58.8%         7.890%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                             169     1,224,328,990         93.6        1.43x          67.3%         7.972%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%       1.42X          67.5%         7.990%

--------------------------------------------------------------------------------
YEAR OF ORIGINATION

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
YEAR                                              LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1998                                                  2    $   11,048,117          0.8%       1.21x          73.9%         7.325%
---------------------------------------------------------------------------------------------------------------------------------
1999                                                 12        93,442,217          7.1        1.43x          65.2%         7.853%
---------------------------------------------------------------------------------------------------------------------------------
2000                                                165     1,184,677,653         90.6        1.42x          67.5%         8.013%
---------------------------------------------------------------------------------------------------------------------------------
2001                                                  3        19,110,741          1.5        1.30x          73.8%         7.605%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%       1.42X          67.5%         7.990%

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
YEAR OF MATURITY OR ARD

                                                                                                             WEIGHTED    WEIGHTED
                                              NUMBER OF         AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                               MORTGAGE      CUT-OFF DATE    INITIAL POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
YEAR                                              LOANS           BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
2006                                                  1    $    2,874,152          0.2%        1.21x         69.6%         8.190%
---------------------------------------------------------------------------------------------------------------------------------
2008                                                  2        11,048,117          0.8         1.21x         73.9%         7.325%
---------------------------------------------------------------------------------------------------------------------------------
2009                                                 10        88,560,681          6.8         1.44x         64.8%         7.834%
---------------------------------------------------------------------------------------------------------------------------------
2010                                                139       993,163,262         75.9         1.40x         67.4%         8.074%
---------------------------------------------------------------------------------------------------------------------------------
2011                                                 30       212,632,517         16.3         1.52x         68.8%         7.697%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                           182    $1,308,278,729        100.0%        1.42X         67.5%         7.990%

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)

ALL LOANS                                     MAR-01      MAR-02      MAR-03      MAR-04      MAR-05      MAR-06      MAR-07
----------------------------------------------------------------------------------------------------------------------------
Locked Out                                    100.00%     100.00%     100.00%      99.13%      93.52%      93.53%      93.53%
Yield Maintenance                               0.00%       0.00%       0.00%       0.87%       6.48%       6.47%       6.47%
No Penalty                                      0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance as of the Cut-off
Date (in millions)                         $1,308.28   $1,299.02   $1,288.89   $1,277.52   $1,264.41   $1,250.14   $1,231.82
Percent of Initial Balance                    100.00%      99.29%      98.52%      97.65%      96.65%      95.56%      94.16%
----------------------------------------------------------------------------------------------------------------------------

ALL LOANS                                     MAR-08      MAR-09      MAR-10   MAR-11
--------------------------------------------------------------------------------------------
Locked Out                                     93.55%      90.79%      87.87%    0.00%
Yield Maintenance                               6.45%       6.48%       7.02%    0.00%
No Penalty                                      0.00%       2.73%       5.11%    0.00%
-----------------------------------------
Total                                         100.00%     100.00%     100.00%    0.00%
-----------------------------------------
-----------------------------------------
Total Beginning Balance as of the Cut-off
Date (in millions)                         $1,215.17   $1,187.80   $1,073.70   $ 0.00
Percent of Initial Balance                     92.88%      90.79%      82.07%    0.00%
-----------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date), if any.

* For purposes of calculating LTV Ratios (other than LTV Ratios at maturity or ARD) herein, 15 mortgage loans (identified as loan numbers 14, 19, 28, 31, 32, 34, 57, 64, 66, 69, 83, 97, 155, 165 and 179 on Annex A-1 to the Preliminary
  Prospectus Supplement), the principal balances of the Mortgage Loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such Mortgage Loans, and for purposes of calculating the DSCRs herein, the amount available under such letters of credit (or cash escrow) was deducted from the applicable principal balance for purposes of debt service calculation. Please note that such letters of credit (or cash escrow) may be released if certain debt service coverage tests are met.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                                              WEIGHTED
                                                                                    WEIGHTED  AVERAGE
                                                    PERCENTAGE OF                   AVERAGE     LTV     WEIGHTED   WEIGHTED
                           NUMBER       CUT-OFF        CUT-OFF                      CUT-OFF   RATIO AT  AVERAGE    AVERAGE
                         OF LOANS/       DATE         DATE POOL       PROPERTY      DATE LTV  MATURITY    DSC      MORTGAGE
       LOAN NAME         PROPERTIES   BALANCE(1)     BALANCE(1)         TYPE         RATIO     OR ARD    RATIO       RATE
       ---------         ----------   -----------   -------------  ---------------  --------  --------  --------   --------
Cornerstone
  Portfolio............     8/8       $79,750,000       6.1%       Multifamily       63.9%     63.9%     1.87x      7.35%
RFS Hotel Portfolio....     2/8       $51,877,295       4.0%       Hospitality--     47.7%     39.7%     2.32x      8.00%
                                                                     Various
Crystal Square Four....     1/1       $49,844,016       3.8%       Office            64.4%     57.9%     1.32x      8.07%
Adam Grant.............     1/1       $45,905,483       3.5%       Office            72.9%     65.2%     1.27x      7.92%
HCPI Portfolio.........     6/6       $40,913,154       3.1%       Office--          59.9%     53.9%     1.39x      7.98%
                                                                     Medical
Emerytech..............     1/1       $40,413,874       3.1%       Office            71.4%     63.6%     1.36x      7.75%
Sierra III.............     1/1       $27,121,913       2.1%       Office            63.1%     56.9%     1.47x      8.16%
University City
  Hilton...............     1/1       $25,932,760       2.0%       Hospitality--     57.6%     47.5%     1.73x      7.79%
                                                                     Full Service
Homewood Suites........     5/5       $25,690,000       2.0%       Hospitality--     54.9%     46.7%     1.72x      9.00%
                                                                     Extended Stay
Brown & Williamson
  Tower................     1/1       $25,364,614       1.9%       Office            74.6%     67.4%     1.34x      8.15%

       ----------------------

       (1) In the case of a concentration of cross-collateralized and cross-default mortgage loans, the aggregate principal balance.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CORNERSTONE PORTFOLIO

- THE LOANS. The Cornerstone Portfolio consists of 8 Mortgage Loans (the "Cornerstone Loans") which are collectively secured by first lien mortgages or deeds of trusts (as applicable) on 8 multifamily properties located in 2 states. Each Cornerstone Loan is cross-collateralized and cross-defaulted with each other Cornerstone Loan. Each Cornerstone Loan provides for interest-only payments during the entire term of the related loan.

- THE PROPERTIES. As of November 2000, the average occupancy rate for the Mortgaged Properties securing the Cornerstone Loans was 96%. The following table presents certain information relating to the Mortgaged properties securing the Cornerstone Loans:

                                                                        CUT-OFF DATE
                                                                            LOAN
PROPERTY NAME                                   PROPERTY LOCATION         BALANCE      NUMBER OF UNITS
-------------                               -------------------------   ------------   ---------------
Heatherwood Apartments....................  Charlotte, North Carolina   $16,250,000       476 units
Summer Walk Apartments....................  Concord, North Carolina     $ 6,000,000       160 units
Trophy Chase Apartments...................  Charlottesville, Virginia   $15,000,000       425 units
The Gables Apartments.....................  Glen Allen, Virginia        $ 8,000,000       224 units
Ashley Park Apartments....................  Richmond, Virginia          $ 9,500,000       272 units
Trolley Square Apartments.................  Richmond, Virginia          $ 9,500,000       330 units
Arbor Trace...............................  Virginia Beach, Virginia    $ 5,000,000       148 units
Mayflower Seaside Apartments..............  Virginia Beach, Virginia    $10,500,000       265 units

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of each Cornerstone Loan, the related borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default.

- SPONSORSHIP. The sponsor of the borrower is Cornerstone Realty Income Trust, Inc., a publicly traded real estate investment trust with ownership interests in approximately 87 properties encompassing over 20,500 units in 5 states.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

RFS HOTEL PORTFOLIO

- THE LOANS. The RFS Hotel Portfolio consists of 2 Mortgage Loans (the "RFS Loan") which are collectively secured by first lien mortgages or deeds of trust (as applicable) on 8 individual operating hotel properties located in 7 states. Each RFS Loan is cross-collateralized and cross-defaulted with each other RFS Loan.

- THE PROPERTIES. Each Mortgaged Property operates under a franchise agreement with a major hotel franchise, and the Mortgaged Properties are full service, extended stay, or limited service hotels. As of September 2000, the average annual occupancy rate for the Mortgaged Properties securing the RFS Loans was 76%. The following table presents certain information relating to the Mortgaged Properties:

          FRANCHISE NAME               PROPERTY LOCATION             TYPE          NO. ROOMS
          --------------            ------------------------    ---------------    ---------
Residence Inn.....................  Torrance, California        Extended Stay         247
Hampton Inn.......................  Jacksonville, Florida       Limited Service       118
Residence Inn.....................  Jacksonville, Florida       Extended Stay         120
Residence Inn.....................  Atlanta, Georgia            Extended Stay         128
Holiday Inn Express...............  Downer's Grove, Illinois    Limited Service       123
Holiday Inn.......................  Flint, Michigan             Full Service          171
Sheraton..........................  Clayton, Missouri           Full Service          257
Hampton Inn.......................  Houston, Texas              Limited Service       119

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. All revenues payable by the lessees are deposited into a mortgagee designated lockbox monthly.

- SPONSORSHIP. The sponsor of the borrower is RFS Hotel Investors, Inc, a publicly traded (NYSE) hotel real estate investment trust with ownership interests in approximately 60 hotels encompassing over 8,700 rooms in 24 states.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CRYSTAL SQUARE FOUR

- THE LOAN. The Crystal Square Four loan (the "Crystal Square Four Loan") is secured by a first lien mortgage on the 12-story Crystal Square Four office building located in the Crystal City district of Arlington, Virginia.

- THE PROPERTY. The Mortgaged Property is comprised of approximately 353,736 square feet of net rentable area and has a 636-space parking garage that it shares with adjacent office properties owned by the sponsor of the borrower. As of October 2000, the occupancy rate for the Mortgaged Property was 99%. The following table presents certain information relating to the tenants at the Mortgaged Property:

                                            TENANT NET         % OF NET       DATE OF LEASE
TENANT NAME                              RENTABLE AREA(SF)   RENTABLE AREA     EXPIRATION
-----------                              -----------------   -------------   ---------------
U.S. Air Force.........................       41,604              11.8%       December 2006
Patent and Trademark Office............       28,148               8.0%      Month to Month
Boeing Co..............................       27,878               7.9%       February 2002
POW-MIA Office.........................       27,346               7.7%       October 2004

- ESCROWS. The originator required tenant improvement allowances and leasing commissions escrow in the amount of $250,236 at closing to mitigate certain potential risks associated with the Patent Trade Office relocating. The escrow was based on a 60% retention probability, and (i) 3 months of the appraiser's $31 per square foot market rent, plus (ii) the appraiser's tenant improvement allowance of $7.50 per square foot for new tenants, plus (iii) the appraiser's leasing commission of 4.5% over a 5-year lease term for new tenants. The escrow is required to be released with the receipt of a satisfactory General Services Administration renewal or a replacement tenant at a rental amount equal to or greater than the underwritten rent. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. The originator required the creation of a cash management account with a lockbox under its control. If, during the term of the Crystal Square Four Loan, the debt service coverage ratio drops below 1.10x or an event of default occurs, the lockbox immediately becomes operational. Funds in the lockbox are distributed to pay debt service, reserves and operating expenses. Additionally, if the lockbox is active due to a low debt service coverage ratio, 3-months of debt service payments are required to be escrowed from the lockbox. The escrow will not be released until the Mortgaged Property exhibits a 1.30x debt service coverage ratio for at least two consecutive calendar quarters.

- SPONSORSHIP. The sponsor of the borrower is Charles E. Smith Commercial Realty L.P., a privately held company which through its affiliates has ownership interests in approximately 43 properties in the Washington, D.C. metro area.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ADAM GRANT

- THE LOAN. The Adam Grant loan (the "Adam Grant Loan") is secured by a first lien mortgage on the 14-story Adam Grant office building located in financial district of downtown San Francisco, California.

- THE PROPERTY. The Mortgaged Property is comprised of 189,690 square feet of net rentable area. As of October 2000, the occupancy rate for the Mortgaged Property securing the Adam Grant Loan was approximately 98%. The following table presents certain information relating to the tenants at the Mortgaged
   Property:

                                           TENANT NET          % OF NET       DATE OF LEASE
TENANT NAME                             RENTABLE AREA(SF)    RENTABLE AREA     EXPIRATION
-----------                             -----------------    -------------    -------------
Yipes, Inc............................       54,313              28.6%         April 2010
Personify, Inc........................       46,929              24.7%          June 2005
Chase Securities......................       44,319              23.4%        December 2005
Walgreen's............................       13,366               7.0%        January 2031

- ESCROWS. The originator required the borrower to deposit approximately $644,750 for tenant improvements and a free rent period into an escrow account. As additional security for the Adam Grant Loan, the originator received a collateral assignment of the borrower's interest in the security deposits of Yipes, Inc. and Personify, Inc. in the approximate amount of $3,865,000. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At any time during the term of the Adam Grant Loan, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x for three consecutive months, or (ii) upon the occurrence of an event of default.

- SPONSORSHIP. The sponsor of the borrower is SRM Associates, a privately held company.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

HCPI PORTFOLIO

- THE LOAN. The HCPI Portfolio is comprised of 6 Mortgage Loans (the "HCPI Loans") which are collectively secured by first lien mortgages or deeds of trusts (as applicable) on 6 medical office properties located in 6 states. Each HCPI Loan is cross-collateralized and cross-defaulted with each other HCPI Loan.

- THE PROPERTIES. As of August 2000, the average occupancy rate for the Mortgaged Properties securing the HCPI Loans was approximately 99%. All 6 of the medical office buildings are located in close proximity to major hospitals in their respective submarkets. Four of the 6 buildings are single tenant buildings, while the remaining 2 buildings (Morristown Professional Plaza, Morristown, New Jersey and South Hill Medical Center, Southgate, Kentucky) are occupied by multiple tenants. The single tenant for the (1) Glen Burnie, Maryland property is Johns Hopkins Health Systems Corporation/Johns Hopkins University, (2) Harrison, Ohio property is Franciscan Health System of Ohio Valley, Inc., an affiliate of Mercy Health Partners a member of the Catholic Healthcare Partners, (3) Shrewsbury, Missouri property is Tenet Health System, and (4) Sacramento, California property is Mercy Medical Foundation of Sacramento.

The following table presents certain information relating to the Mortgaged Properties securing the HCPI Loans:

                                                                  CUT-OFF DATE    NET RENTABLE AREA
LOAN NAME                                 PROPERTY LOCATION       LOAN BALANCE          (SF)
---------                               ----------------------    ------------    -----------------
Mercy Medical Center..................  Sacramento, California    $ 13,913,154          85,000
Southhill Medical Center..............  Southgate, Kentucky       $  4,160,000          56,126
Bay Meadow Center.....................  Glen Burnie, Maryland     $  3,640,000          58,215
Southwest Medical Center..............  Shrewsbury, Missouri      $  3,500,000          44,946
Morristown Professional Plaza.........  Morristown, New Jersey    $ 13,000,000         154,089
Franciscan Health Medical Building....  Harrison, Ohio            $  2,700,000          36,634

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The originator did not require a lockbox account.

- SPONSORSHIP. The sponsor of the borrower is Health Care Property Investors, Inc., a publicly-traded (NYSE) corporation with ownership interests in approximately 428 properties in 43 states.

EMERYTECH

- THE LOAN. The Emerytech loan (the "Emerytech Loan") is secured by a first lien mortgage on the 2-story Emerytech office building located in Emeryville, California.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

- THE PROPERTY. The Mortgaged Property is comprised of 223,720 square feet of net rentable area and a three story, 624 space parking garage. As of November 2000, the occupancy rate for the Mortgaged Property was 100%. The following table presents certain information relating to the tenants at the Mortgaged
   Property:

                                             TENANT NET
                                           RENTABLE AREA        % OF NET       DATE OF LEASE
TENANT NAME                                     (SF)          RENTABLE AREA     EXPIRATION
-----------                               ----------------    -------------    -------------
Andronico's.............................       73,000             32.6%          May 2013
Evolve Software.........................       72,351             32.3%          July 2007
State Farm Insurance....................       44,351             19.8%         April 2009
InServ E-customer Solutions.............       19,361              8.7%        October 2007
Colo.com................................       14,657              6.6%        November 2009

- ESCROWS. To mitigate certain potential risks associated with Evolve Software assuming additional space within the premises, the originator required the borrower to deposit approximately $107,559 into escrow, which is the equivalent of three months rent for the additional space. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At any time during the term of the Emerytech Loan, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a lender designated lockbox account upon (i) the occurrence of an event of default or
   (ii) the occurrence of the Anticipated Repayment Date.

- SPONSORSHIP. The sponsor of the borrower is Ellis Partners LLC, a privately held company with ownership interests in approximately 3,000,000 square feet of commercial real estate in California.

SIERRA III

- THE LOAN. The Sierra III loan (the "Sierra III Loan") is secured by a first lien deed of trust on a 3-story, single-tenant office building located in Irving, Texas.

- THE PROPERTY. The Mortgaged Property is comprised of approximately 247,254 square feet of net rentable area. As of November 2000, the occupancy rate for the Mortgaged Property securing the Sierra III Loan was 100%.

- ESCROWS. The originator provided an escrow account to satisfy tenant improvements and leasing commissions associated with releasing of the True North Communications space if the lessee vacates at maturity. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

    See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to this the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. The originator established a springing lockbox at loan closing to mitigate risks associated with the single tenant. The lockbox will take effect upon the earlier of (i) the tenant's notice to vacate or (ii) not less than 12 months prior to lease maturity.

- SPONSORSHIP. The sponsor of the borrower is Lexington Corporate Properties Trust, a publicly traded real estate investment trust with ownership interests in approximately 69 properties in 29 states.

UNIVERSITY CITY HILTON

- THE LOAN. The University City Hilton loan is secured by a first lien deed of trust on a full service Hilton hotel located in Charlotte, North Carolina.

- THE PROPERTY. The Mortgaged Property contains 393 rooms, 19,000 square feet of meeting rooms/banquet facilities and a 109 seat restaurant. The Mortgaged Property is adjacent and accessible by common sidewalks to University Place Shoppes, a shopping village. In addition to the proximity to University Place Shoppes, the Mortgaged Property serves the University of North Carolina at Charlotte and the various businesses located at University Research Park, a business park which includes 8,000,000 square feet of office, light manufacturing and warehouse space. University Research Park is home to companies such as IBM, AT&T, Michelin Tire, BellSouth, and First Union National Bank.

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The originator did not require a lockbox account.

-  SPONSORSHIP.  The sponsors of the borrower are Ira Lubert and Ken Kochenour.

HOMEWOOD SUITES PORTFOLIO

- THE LOAN. The Homewood Suites Portfolio is comprised of 5 Mortgage Loans (the "Homewood Suites Loans") which are collectively secured by first lien mortgages or deeds of trust (as applicable) on 5 hotel properties located in 5 states. Each Homewood Suites Portfolio loan is cross-collateralized and cross-defaulted with each other Homewood Suites Loan.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

- THE PROPERTIES. Each Mortgaged Property is improved with an extended stay Homewood Suites by Hilton Hotel. The following table presents certain information relating to the Mortgaged Properties:

                                                                   CUT-OFF DATE
                                                                       LOAN        NUMBER OF
FRANCHISE NAME                               PROPERTY LOCATION       BALANCE         ROOMS
--------------                              -------------------    ------------    ---------
Homewood Suites...........................  Clearwater, Florida     $5,974,419        112
Homewood Suites...........................  Norcross, Georgia       $2,788,062         92
Homewood Suites...........................  Linthicum, Maryland     $8,961,628        147
Homewood Suites...........................  Warren, Michigan        $2,489,341         76
Homewood Suites...........................  Glen Allen,             $5,476,551        123
                                            Virginia

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The originator did not require a lockbox account.

- SPONSORSHIP. The sponsor of the borrower is Apple Suites, a publicly traded real estate investment trust with ownership interests in approximately 11 properties in 8 states.

BROWN & WILLIAMSON TOWER

- THE LOAN. The Brown & Williamson Tower loan (the "Brown & Williamson Loan") is secured by a first lien mortgage on the 26-story Brown & Williamson Tower office building located in Louisville, Kentucky.

- THE PROPERTY. The property is comprised of 346,318 square feet of net rentable area. Constructed in 1982 by Oxford Properties as part of a mixed-use development, the property contains 26 floors and a basement, and is part of the Louisville Galleria project which includes the Kaufman Straus Building and 275,000 square feet of retail space. A Hyatt Regency Hotel is connected to the second floor of the subject building via an overstreet walkway. As of September 2000, the occupancy rate for the property securing the Brown & Williamson Tower loan was 96%. The following table presents certain information relating to the tenants at the Mortgaged Property:

                                            TENANT NET         % OF NET       DATE OF LEASE
TENANT NAME                              RENTABLE AREA SF    RENTABLE AREA     EXPIRATION
-----------                              ----------------    -------------    -------------
Brown & Williamson...................        227,891             65.8%            July 2015
Fifth Third Bank.....................         75,630             21.8%             May 2015
Middleton & Ruetlinger...............         28,682              8.3%        November 2007
Oxford Properties....................         13,980              4.0%        November 2017

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

- ESCROWS. The originator required both monthly and upfront escrows for tenant improvements each in the amount of $6,667. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE
   POOL -- Underwriting Guidelines" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The originator did not require a lockbox account.

- SPONSORSHIP. The sponsor of the Borrower is Gerald Nudo who has ownership and/or management interests in 3 million square feet of office space in the Chicago, Illinois area.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.

- DELINQUENCIES. As of the Cut-off Date, no Mortgage Loan will have been 30 days or more delinquent in respect of any Monthly Payment during the past 12 months. All of the Mortgage Loans were originated during the 32 months prior to the Cut-off Date.

- GROUND LEASES AND OTHER NON-FEE INTERESTS. Two Mortgage Loans, which represent 0.7% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. In each case, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure -- Leasehold Risks" in the accompanying prospectus.

- SUBORDINATE FINANCING We are aware that one of the mortgaged properties relating to the Mortgage Loans, representing 1.9% of the Initial Pool Balance, was encumbered by subordinate debt as of the Cut-off Date. Two of the Mortgage Loans, or approximately 2.1% of the Initial Pool Balance, provide under the related Mortgage Loan documents that the borrower may under certain specified circumstances, encumber the related Mortgaged Property with a subordinate mortgage in the future. Certain of the mortgage loans permit additional liens on the related mortgaged properties for (1) assessments, taxes or other similar charges or (2) liens which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the related borrower's assets. The remaining Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property. Three of the Mortgage Loans, representing 2.3% of the Initial Pool Balance, expressly permit unsecured indebtedness subject to certain conditions.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY

FIRST UNION NATIONAL BANK -- BANK OF AMERICA, N.A. COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C1
CLASS A-1, A-2, B, C, D, E AND F
$1,154,555,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

    GENERALLY. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. Regardless of whether the terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. See "Certain Terms and Conditions of the Mortgage Loans -- Other Financing" in the accompanying prospectus.

This material is for your private information and none of Banc of America Securities LLC, First Union Securities, Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the
SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      FIRST UNION SECURITIES, INC.
                              SALOMON SMITH BARNEY
                                        26